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                                                                    EXHIBIT 23.1

                              ACCOUNTANT'S CONSENT

The Board of Directors
The Home Depot, Inc.

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Atlanta, Georgia

February 10, 1997